UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 31, 2013 (July 30, 2013)

Date of Report

(Date of earliest event reported)

LIN TV Corp.

(Exact name of registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31311 (Commission File Number)	05-0501252 (I.R.S. Employer Identification No.)

One West Exchange Street, Suite 5A Providence, Rhode Island (Address of principal executive offices)	02903 (Zip Code)

(401) 454-2880

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 30, 2013, LIN TV Corp., a Delaware corporation (“LIN TV”), completed its merger with and into LIN Media LLC, a Delaware limited liability company and wholly owned subsidiary of LIN TV (“LIN LLC”), with LIN LLC continuing as the surviving entity (the “Merger”) pursuant to the Agreement and Plan of Merger, dated February 12, 2013, by and between LIN TV and LIN LLC (the “Merger Agreement”).  See Item 2.01 (Completion of Acquisition or Disposition of Assets) below for more information on the Merger.  Entry into the Merger Agreement was previously announced by LIN TV on its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on February 15, 2013.  On July 30, 2013, LIN LLC became the successor issuer to LIN TV.

A copy of the press release announcing the consummation of the Merger is filed as Exhibit 99.1 hereto.

Item 2.01.             Completion of Acquisition or Disposition of Assets.

On July 30, 2013, LIN TV completed the Merger in accordance with the Merger Agreement and LIN TV merged with and into LIN LLC with LIN LLC continuing as the surviving entity, and LIN LLC replaced LIN TV as the publicly traded company.  Pursuant to the Merger Agreement, each share of each class of LIN TV common stock, par value $0.01 per share (“LIN TV Common Stock”), issued and outstanding immediately prior to the Merger and each share of LIN TV Common Stock held in the treasury of LIN TV immediately prior to the Merger was converted on a one-for-one basis into one issued and outstanding or treasury, as applicable, common share representing limited liability company interests in LIN LLC (“LIN LLC Common Shares”) of a corresponding class, having substantially similar rights and privileges as the LIN TV Common Stock being converted.  The Merger Agreement was adopted by LIN TV stockholders at a special meeting of the stockholders held on July 30, 2013.

The conversion of LIN TV Common Stock in connection with the Merger occurred without an exchange of stock certificates.  Accordingly, stock certificates previously representing shares of LIN TV Common Stock represent the same number and class of LIN LLC Common Shares after the Merger.  Immediately after the consummation of the Merger, LIN LLC had the same number and classes of authorized, outstanding and treasury shares as LIN TV capital stock immediately prior to the Merger.  Each share representing a limited liability company interest in LIN LLC outstanding immediately prior to the Merger was cancelled.

On July 30, 2013, immediately prior to the consummation of the Merger, LIN LLC adopted an amended and restated limited liability company agreement (the “LLC Agreement”) that, together with the Delaware Limited Liability Company Act, provides substantially similar terms, conditions and procedures as contained in the Second Amended and Restated Certificate of Incorporation of LIN TV (“LIN TV Charter”) and Third Amended and Restated Bylaws of LIN TV (“LIN TV Bylaws”) immediately prior to the consummation of the Merger and provides holders of LIN LLC Common Shares substantially similar rights to those provided to them by the General Corporation Law of the State of Delaware, the LIN TV Charter and the LIN TV Bylaws immediately prior to the consummation of the Merger.  Immediately after the consummation of the Merger, each of LIN LLC’s directors and executive officers are the same as the directors and executive officers of LIN TV immediately prior to the consummation of the Merger.

As a result of the Merger, LIN LLC became the successor issuer to LIN TV pursuant to Rule 414 under the Securities Act of 1933, as amended (the “Securities Act”) and Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Effective upon the consummation of the Merger, the class A common shares representing limited liability interests in LIN LLC (“Class A LIN LLC Common Shares”) were listed on the New York Stock Exchange (the “NYSE”), and commenced trading on an uninterrupted basis under the new trading symbol “LIN” and with a new CUSIP (532771 102).

Pursuant to the Merger Agreement, LIN LLC assumed all options to purchase LIN TV Common Stock and all restricted stock covering LIN TV Common Stock granted under (i) LIN TV’s Amended and Restated 2002 Stock Plan (the “2002 Plan”), (ii) LIN TV’s Third Amended and Restated 2002 Non-Employee Director Stock Plan (the “2002 Director Plan”) and (iii) LIN TV’s 1998 Stock Option Plan (the “1998 Plan” and, together with the 2002 Plan and the 2002 Director Plan, the “Incentive Plans”).  Named executive officers and other officers of LIN TV prior to the consummation of the Merger participate in certain of these plans, agreements and arrangements.  In accordance with Rule 414 under the Securities Act, LIN LLC also filed post-effective amendments to each of the LIN TV registration statements on Form S-8 (File Nos. 333-87920, 333-126607, 333-126608, 333-139136, 333-166881 and 333-181776) (collectively, the “Form S-8 Registration Statements”) to adopt the Form S-8 Registration Statements pursuant to Rule 414.  The LIN TV Common Stock that was issuable under each of the Incentive Plans was automatically converted on a one-share-for-one-share basis into LIN LLC Common Shares, with the same terms and conditions as each equity award had prior to the Merger, except that the shares issuable under each such award are now LIN LLC Common Shares.  LIN LLC did not assume LIN TV’s Amended and Restated 2010 Employee Stock Purchase Plan (the “2010 Plan”), which was terminated immediately prior to the consummation of the Merger and for which LIN TV filed post-effective amendments to the LIN TV registration statements on Form S-8 (File Nos. 333-166881 and 333-181776) to remove from registration the LIN TV Common Stock issuable under the 2010 Plan.

Immediately prior to the consummation of the Merger, the board of directors of LIN LLC formed the same board committees with identical members and substantially similar governing charters as those of LIN TV immediately prior to the Merger.  The board of directors also adopted governance policies that were substantially similar to the corresponding policies governing LIN TV immediately prior to the Merger.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.2 to LIN TV’s and LIN Television Corporation’s Current Report on Form 8-K filed with the SEC on February 15, 2013, and which is incorporated by reference herein.

The foregoing description of the LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Limited Liability Company Agreement which is filed as Exhibit 3.1 to LIN LLC’s Current Report on Form 8-K, filed on July 31, 2013.

Item 3.01.             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, on July 30, 2013, LIN TV notified the NYSE that each share of LIN TV Common Stock issued and outstanding immediately prior to the Merger and each share of LIN TV Common Stock held in the treasury of LIN TV immediately prior to the Merger would be converted on a one-for-one basis into one issued and outstanding or treasury, as applicable, LIN LLC Common Share of a corresponding class and LIN TV requested that the NYSE (i) suspend trading in the Class A LIN TV Common Stock as of the open of business on July 31, 2013 and (ii) file with the SEC an application on Form 25 to report that the Class A LIN TV Common Stock is no longer listed on the NYSE. On July 31, 2013, (i) the NYSE suspended trading of the Class A LIN TV Common Stock prior to the open of business and filed a Form 25 with the SEC to report that the Class A LIN TV Common Stock is no longer listed on the NYSE and (ii) Class A LIN LLC Common Shares commenced trading on the NYSE under the symbol “LIN.”  LIN TV intends to file with the SEC Form 15 under the Exchange Act, requesting the deregistration of the Class A LIN TV Common Stock and the suspension of LIN TV’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information that is required by this item is included in Item 2.01 under the heading “Consummation of the Agreement and Plan of Merger” and is incorporated herein by reference.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

On July 30, 2013, LIN TV held a special meeting of stockholders.  The proposal below, which is described in detail in the proxy statement related to such meeting as filed with the SEC, was submitted to LIN TV’s stockholders.  The final voting results for the proposal were as follows:

A proposal to adopt the Agreement and Plan of Merger, dated as of February 12, 2013 (the “Merger Agreement”), by and between LIN TV and LIN Media LLC, a Delaware limited liability company and wholly-owned subsidiary of LIN TV (“LIN Media”), and to approve the transactions contemplated by the Merger Agreement, including the merger of LIN TV with and into LIN Media.

	Number of votes FOR	Number of votes AGAINST	Number of ABSTENTIONS	Number of BROKER NON- VOTES
Class A and Class C Votes	100,333,774	70,208	46,916	0

	Number of votes FOR	Number of votes AGAINST	Number of ABSTENTIONS	Number of BROKER NON- VOTES
Class B Votes	20,901,726	0	0	0

Item 8.01.             Other Events.

On July 30, 2013, LIN LLC issued a press release relating to the Merger.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.             Financial Statement and Exhibits.

(d)  Exhibits.

The following exhibits are filed as exhibits to this report:

Number	Description

2.1

Agreement and Plan of Merger, dated as of February 12, 2013, among LIN TV Corp. and LIN Media LLC (filed as Exhibit 2.2 to LIN TV Corp.’s and LIN Television Corporation’s Current Report on Form 8-K on February 15, 2013 and incorporated herein by reference).

3.1

Amended and Restated Limited Liability Company Agreement of LIN LLC, dated as of July 30, 2013 (filed as Exhibit 3.1 to LIN LLC’s Current Report on Form 8-K on July 31, 2013 and incorporated herein by reference).

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2013

LIN TV CORP.

By:	/s/ Nicholas N. Mohamed
Name:	Nicholas N. Mohamed
Title:	Vice President, Controller

Signature Page to Form 8-K